                     FIFTEENTH AMENDMENT TO CREDIT AGREEMENT
                     ---------------------------------------

    FIFTEENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 1, 1999, among TRANSWORLD HEALTHCARE, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

    WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

    WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

    NOW, THEREFORE, it is agreed:

I.  Amendments and Modifications to Credit Agreement.

    1. Section 3.03 of the Credit Agreement is hereby amended by (i) relettering clauses (h) and (i) as clauses (i) and (j), respectively, and (ii) inserting immediately prior to relettered clause (i) the following new clause:

        "(h) in addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment shall be permanently reduced by an amount equal to the amount applied to repay outstanding Revolving Loans pursuant to Section 9.02(s)(iv). "

    2. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (q) thereof, (ii) deleting the period appearing at the end of clause (r) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause immediately following existing clause (r) thereof:

        "(s) the CareCall Acquisition shall be permitted so long as (i) no Default or Event of Default is in existence at the time of the consummation thereof or immediately after giving effect thereto, (ii) the aggregate consideration paid in connection therewith shall not exceed (pound)600,000 consisting of an initial payment of (pound)250,000 upon closing and a deferred earnout payment of up to (pound)350,000, (iii) such acquisition is consummated in accordance with the terms and provisions of the CareCall Asset Purchase Documents and all applicable laws, rules and regulations relating thereto and (iv) on or after the Fifteenth Amendment Effective Date and prior to Borrower's execution of the CareCall Asset

    Purchase Agreement, the Borrower shall have repaid $1,500,000 in principal amount of Revolving Loans."

    3. Section 9.12(c) of the Credit Agreement is hereby amended by inserting the words "the CareCall Asset Purchase Documents" immediately before the words "the Carelink Asset Purchase Documents" appearing therein.

    4. Section 11 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following definitions:

        "CareCall" shall mean the nursing and care agency business operated by Mr. Ivor Adler and Mrs. Jacqueline Adler in England under the name CareCall Home Services.

        "CareCall Acquisition" shall mean the purchase by Allied of certain of the assets, property and rights used in connection with CareCall.

        "CareCall Asset Purchase Agreement" shall mean the asset purchase agreement among Allied, Mr. Ivor Adler and Mrs. Jacqueline Adler in substantially the form delivered to the Agent on the Fifteenth Amendment Effective Date.

        "CareCall Asset Purchase Documents" shall mean the CareCall Asset Purchase Agreement and any other agreement entered into in connection with the CareCall Acquisition, together with any annexes, exhibits or schedules thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

        "Fifteenth Amendment Effective Date" shall have the meaning provided in the Fifteenth Amendment, dated as of March 1, 1999, to this Agreement.

II. Miscellaneous Provisions.
    ------------------------

    1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

        (a) no Default or Event of Default exists as of the Fifteenth Amendment Effective Date (as defined below), after giving effect to this Amendment; and

        (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Fifteenth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifteenth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

    2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5. This Amendment shall become effective as of the date (the "Fifteenth Amendment Effective Date") when the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Fifteenth Amendment Effective Date.

    6. From and after the Fifteenth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                           TRANSWORLD HEALTHCARE, INC.,
                                             as Borrower



                                           By /s/ Wayne A. Palladino
                                              -----------------------------
                                              Title: Chief Financial Officer



                                           BANKERS TRUST COMPANY,
                                           Individually and as Agent



                                           By /s/ Patricia Hogan
                                              -----------------------------
                                              Title: Principal



                                           THE BANK OF NEW YORK



                                           By /s/ Michael B. Scaduto
                                              -----------------------------
                                              Title: Vice President



                                           BANQUE PARIBAS



                                           By
                                              -----------------------------
                                              Title:



                                           By
                                              -----------------------------
                                              Title:

                                           UBS AG, STAMFORD BRANCH



                                           By /s/ Renata Jacobson
                                              -----------------------------
                                              Title: Director



                                           By /s/ Lawrence M. Charleson
                                              -----------------------------
                                              Title: Executive Director



                                           FLEET BANK, N.A.



                                           By /s/ Christian Covello
                                              -----------------------------
                                              Title: Vice President

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Fifteenth Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Fifteenth Amendment.

Acknowledged and
Agreed this _____ day
of February, 1999.


DERMAQUEST, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ---------------------------
   Title: Vice President



MK DIABETIC SUPPORT SERVICES, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ---------------------------
   Title: Vice President



THE PROMPTCARE COMPANIES, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------
   Title: Vice President

THE PROMPTCARE LUNG CENTER, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ------------------------------
   Title: Vice President



STERI-PHARM, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ------------------------------
   Title: Vice President



TRANSWORLD HOME HEALTHCARE
   NURSING DIVISION, INC., as a Pledgor


By /s/ Wayne A. Palladino
   ------------------------------
   Title: Vice President



RESPIFLOW, INC.,
  as a Pledgor


By /s/ Wayne A. Palladino
   -------------------------------
   Title: Vice President



TRANSWORLD ACQUISITION CORP.,
  as a Pledgor


By /s/ Wayne A. Palladino
   -------------------------------
   Title: Vice President